Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates-Series1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3
Original Sale Balance:             $776,373,000

Servicer Certificate                               (Page 1 of 3)
Distribution Date:                                      04/21/97

Investor Certificateholder Floating Allocation Percentage  97.50%
Investor Certificateholder Fixed Allocation Percentage   97.50%
Aggregate Amount of  Collections    25,352,831.64
Aggregate Amount of  Interest Collections   8,632,716.03
Aggregate Amount of  Principal Collections   16,976,074.07
Class A Interest Collections          8,416,906.76
Class A Principal Collections        15,261,160.28
Seller Interest Collections             215,809.27
Seller Principal Collections         1,714,913.79
Weighted Average Loan Rate                  13.65%
Net Loan Rate                               12.65%
Weighted Average Maximum Loan Rate          18.54%
Class A-1 Certificate Rate                 5.6400%
Maximum Investor Certificate Rate         12.6500%
Class A-1 Certificate Interest Distributed 3,872,062.80
Class A-1 Investor Certificate Interest Shortfall before Draw0.00 Unpaid Class A-1 Certificate Interest Shortfall Received 0.00 Unpaid Class A-1 Certificate Interest Shortfall Remaining0.00
Unpaid Class A-1 Carryover Interest Amount   0.00
Maximum Principal Dist. Amount (MPDA) 16,551,672.22
Alternative Principal Dist. Amount (APDA)  15,261,160.28
Rapid Amortization Period? (Y=1, N=0)         0.00
Scheduled Principal  Distribution Amount (SPDA) 15,261,160.28
Principal  allocable to Class A-1            0.00
SPDA deposited to Funding Account   15,261,160.28
Subsequent Funding Mortgage Loans Purchased in Period 0.00 Cumulative Subsequent Funding Mortgage Loans Purchased 0.00
Accelerated Principal Distribution Amount    0.00
APDA allocable to Class A-1                  0.00
Reimbursement to Credit Enhancer             0.00
Spread Trigger hit?               No
Loss Trigger hit?                No
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount   84,822.74
Cumulative Investor Liquidation Loss Amount   84,822.74
Total Principal allocable to A-1        84,822.74
Beginning Class A-1 Certificate Principal Balance 772,352,951.54 Ending Class A-1 Certificate Principal Balance 772,268,128.80
Pool Factor (PF)                         0.9947128
Retransfer Deposit Amount (non 2.07 transfers)    0.00
Servicing Fees Distributed            602,176.44
Beg. Accrued and Unpaid Inv. Servicing Fees  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd   0.00
Servicer Certificate (Page 2 of 3)

End. Accrued and Unpaid Inv. Servicing Fees  0.00
Number of Mortgage Loans Retransferred pursuant to 2.07   0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                                 0
Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00 Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00 Aggregate Investor Liquidation Loss Amount 84,822.74
Investor Loss Reduction Amount     0.00
Beginning Pool Balance             742,516,559.27
Ending Pool Balance                727,166,976.34
Beginning Invested Amount          776,334,355.54
Ending Invested Amount             776,249,532.80
Beginning Seller Principal Balance  19,904,828.05
Ending Seller Principal Balance     19,901,228.14
Additional Balances                   1,714,913.79
Beginning Funding Account Balance    53,722,624.32
Ending Funding Account Balance      68,983,784.60
Ending Funding Account Balance % (before any purchase of
Subsequent Loans or release to Certs.)                 8.66%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                      8.66%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                            $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                     $0.00
Investment Earnings on Funding Account  $255,958.46
Excess Funding Amount                      $0.00
Beginning Spread Account Balance     2,786,983.00
Ending Spread Account Balance        2,786,983.00
Beginning Seller Interest                     2.68%
Ending Seller's Interest                     2.74%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                        1,271
   60 - 89 days (Del Stat 2)        44,566,863.22
     No. of Accounts                          214
     Trust Balance                    7,567,592.77
   90+ (Del Stat 3+)
     No. of Accounts                           259
     Trust Balance                    9,794,958.91
   REO
     No. of Accounts                            3
     Trust Balance                     116,653.23
Rapid Amortization Event ?       No
Failure to make payment within 5 Business Days of Required Date?
                                                No
Failure to perform covenant relating to Trust's Security
Interest?                                       No
Failure to perform other covenants as described in the Agreement?
                                                No
Breach of Representation or Warranty ?     No
Servicer Certificate (Page 3 of  3)

Bankruptcy, Insolvency or Receivership relating to Seller ? No Subject to Investment Company Act of 1940 Regulation ? No
Servicing Termination ?        No
Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Funded Amount                      No
Event of Default ?                No
Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                        No
Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                  No
Failure by Servicer to perform other covenants as described in
the Agreement?                    No
Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                             No
Trigger Event ?                No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                  N/A
Premium Distributed to Credit Enhancer       0.00
Amount Distributed to Seller         1,930,723.06
Master Servicer Credit Facility Amount       0.00
Guaranteed Principal Distribution Amount      0.00
Credit Enhancement Draw Amount               0.00
Spread Account Draw Amount                   0.00
Capitalized Interest Account Draw             0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))       0.00
Amount paid to Trustee                       0.00
Cumulative Draw under Policy                 0.00
Net Yield                                     5.96%
Total  Available Funds
  Aggregate Amount of Collections   25,352,831.64
  Deposit for principal not used to purchase subsequent loans0.00
  Interest Earnings on the Funding Account   255,958.46
  Total                          25,608,790.10
Application of Available Funds
  Servicing Fee                     602,176.44
  Principal and Interest to Class A-1     3,956,885.54
  Seller's portion of Principal and Interest   1,930,723.06
  Funds deposited into Funding Account (Net) 15,261,160.28
  Funds deposited into Spread  Account     0.00
  Excess funds released to Seller        3,857,844.78
  Total                          25,608,790.10

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage 97.5001% Class A Certificateholder Fixed Allocation Percentage 97.5000%
Beginning Class A-1 Certificate Balance   772,352,951.54
Class A-1 Certificate Rate               5.640000%
Class A-1 Certificate Interest Distributed    4.987374
Class A-1 Certificate Interest Shortfall Distributed     0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall0.000000
Rapid Amortization Event ?       No
Class A-1 Certificate Principal Distributed     0.109255
Maximum Principal Distribution Amount   21.319227
Scheduled Principal  Distribution Amount (SPDA)   19.656995
Accelerated Principal Distribution Amount  0.000000
Aggregate Investor Liquidation Loss Amount Distributed   0.109255
Total Amount Distributed to Certificateholders         4.987374
Principal Collections deposited into Funding Account15,261,160.28
Ending Funding Account Balance      68,983,784.60
Ending Class A-1 Certificate Balance772,268,128.80
Class A-1 Factor                        0.9947128
Pool Factor (PF)                        0.9947128
Unreimbursed Liquidation Loss Amount           $0
Accrued Interest on Unreimbursed Liquidation Loss Amount   $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                                      $0
Class A Servicing Fee                  602,176.44
Beginning Invested Amount          776,334,355.54
Ending Invested Amount             776,249,532.80
Beginning Pool Balance             742,516,559.27
Ending Pool Balance                727,166,976.34
Spread Account Draw Amount                   0.00
Credit Enhancement Draw Amount                0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                        1,271
     Trust Balance                  44,566,863.22
   60 - 89 days (Del Stat 2)
     No. of Accounts                          214
     Trust Balance                    7,567,592.77
   90+ (Del Stat 3+)
     No. of Accounts                          259
     Trust Balance                    9,794,958.91
   REO
     No. of Accounts                            3
     Trust Balance                     116,653.23
Aggregate Liquidation Loss Amount for Liquidated Loans 13,800.59 Class A-1 Certificate Rate for Next Distribution Date
                                        To be updated
Amount of any Draws on the Policy            0.00
Subsequent Mortgage Loans
     No. of Accounts                       0.00
     Trust Balance                           0.00
     Cumulative No. of Accounts               0.00
 Statement to Certificateholders (Page 2 of 2)

    Cumulative Trust Balance                0.00
Retransferred Mortgage Loans pursuant to 2.07
Number of Mortgage Loans Retransferred pursuant to 2.07    0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                             0
Mortgage Loans Retransferred pursuant to 2.07 ($)     0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($) 0.00
Interest Earnings on the Spread Account    $0
Interest Earnings on the Funding Account    $255,958.46